UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”) with the Securities and Exchange Commission on July 23, 2020, on July 23, 2020, the Company entered into (a) a Share Exchange Agreement (the “HotPlay Exchange Agreement”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020.

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) for 67.8% of the Company’s Post-Closing Capitalization (defined below)(the “HotPlay Percentage” and the “HotPlay Shares”). The Company’s “Post-Closing Capitalization” is equal to the total number of shares of common stock issued and outstanding following the completion of the Exchange Agreements, and calculated by dividing (A) the total number of shares of the Company’s common stock outstanding immediately prior to the closing of the Exchange Agreements (the “Closing”), by (B) 17.4%, and rounding such number up to the nearest whole share.

Pursuant to the Axion Exchange Agreement, (a) the Axion Stockholders agreed to exchange ordinary shares of Axion currently equal to approximately 33.9% of the outstanding common shares of Axion; and (b) the Axion Creditors agreed to exchange $7,757,024 in promissory notes issued by, or other debt owed by, Axion to such Axion Creditors (the “Axion Debt”), with the Company, in consideration for an aggregate of 14.8% of the Company’s Post-Closing Capitalization (as defined above)(the “Axion Percentage” and the “Axion Shares”), and warrants. Specifically, (1) the Axion Creditors are to receive one share of Company common stock for each $2.00 of debt exchanged (the “Debt Shares”), currently anticipated to total an aggregate of 3,878,512 shares (based on $7,757,024 of debt to be exchanged), (2) one of the Axion Creditors is to receive a warrant to purchase that number of shares of Company common stock as equals the total of the debt exchanged, divided by $4.00, currently anticipated to total warrants to purchase 1,939,256 shares of common stock (the “Creditor Warrants”), and (3) the Axion Shareholders are to receive that number of shares of common stock as equals the Axion Percentage of the Post-Closing Capitalization, less the Debt Shares, such that the total number of shares issuable to the Axion Stockholders and Axion Creditors (without taking into account any shares issuable upon exercise of the Creditor Warrants), will total the Axion Percentage following the Closing.

On October 28, 2020, the Company, HotPlay, and the HotPlay Stockholders entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “HotPlay Exchange Agreement Amendment”), which amended the HotPlay Exchange Agreement to:

(a)	Extend the date the transactions contemplated by the HotPlay Exchange Agreement were required to be completed by from October 30, 2020, to November 30, 2020;

(b)	Extend the date by which HotPlay was required to acquire (a) 49% of the Class A shares of the capital stock of HotPlay (Thailand) Company Limited, a private company organized under the laws of Thailand (“HP Thailand”); and (b) (i) 90.57% of the voting, and (ii) 95% of the economic and liquidation rights associated with HP Thailand through a preferred share structure, to November 15, 2020 (previously such date was 30 days after the parties’ entered into the HotPlay Exchange Agreement); and

(c)	Amend the terms of those certain convertible promissory notes issued by Monaker to HotPlay in consideration for an aggregate of $2,000,000 of advances received from HotPlay to date, to allow HotPlay until November 15, 2020, to deliver the required audited and interim financial statements in the form required by the Securities and Exchange Commission, in connection with the Company’s proxy statement which the Company will file to seek shareholder approval of the HotPlay Exchange Agreement.

Also on October 28, 2020, the Company, the Axion Stockholders, and Axion Creditors entered into a First Amendment to Share Exchange Agreement dated and effective October 23, 2020 (the “Axion Exchange Agreement Amendment”), which amended the Axion Exchange Agreement to extend the date the transactions contemplated by the Axion Exchange Agreement were required to be completed by from October 30, 2020, to November 30, 2020.

The foregoing descriptions of the HotPlay Exchange Agreement Amendment and Axion Exchange Agreement Amendment, are not complete, and are qualified in their entirety by the HotPlay Exchange Agreement Amendment and Axion Exchange Agreement Amendment, copies of which are attached as Exhibit 2.2 and Exhibit 2.4 hereto, respectively, and are incorporated in this Item 1.01 by reference in their entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2*	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020
2.3#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.4*	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., entered into October 28, 2020, and dated as of October 23, 2020

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Share Exchanges on the terms set forth in, and pursuant to the required timing set forth in, the exchange agreements, as amended, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay Stockholders, Axion, the Axion Stockholders, the Axion Creditors or the Company (collectively, the “Share Exchange Parties”) to terminate the Exchange Agreements; the effect of such terminations; the outcome of any legal proceedings that may be instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the Share Exchanges on a timely basis or at all, including the risk that regulatory and other approvals required for the Share Exchanges are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the Share Exchange Agreements; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the Share Exchanges when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Share Exchanges; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the Share Exchanges; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the Share Exchanges; the continued availability of capital and financing following the Share Exchanges; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the Share Exchanges; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed Share Exchanges, the Company will file with the SEC a proxy statement to seek stockholder approval for the exchange agreements and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE EXCHANGES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AXION, AND THE PROPOSED SHARE EXCHANGES, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email, or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed Share Exchanges under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Share Exchanges when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: October 29, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2*	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020 and dated as of October 23, 2020
2.3#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.4*	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., entered into October 28, 2020 and dated as of October 23, 2020

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.